ARK ETF TRUST

ARK Genomic Revolution ETF (ARKG)

ARK Autonomous Technology & Robotics ETF (ARKQ)

Supplement dated December 20, 2019 to the Summary Prospectuses and Prospectus for the ARK ETF Trust (the “Trust”), each dated November 30, 2019.

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus with respect to each of the following series of the Trust: ARK Genomic Revolution ETF and ARK Autonomous Technology & Robotics ETF (each, a “Fund”, and collectively, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management, LLC, 3 East 28th Street, Seventh Floor, New York, New York 10016.

Effective December 31, 2019, each Fund will transfer the primary listing for its shares (“Shares”) to the Cboe BZX Exchange, Inc. (“Cboe BZX Exchange”) and such Shares will no longer be listed on the NYSE Arca, Inc. (“NYSE Arca”). Also effective as of such date, all references in each Fund’s Summary Prospectus and Prospectus to NYSE Arca specific to the listing exchange for the Shares are hereby changed to Cboe BZX Exchange. This change has no effect on either Fund’s investment objective or strategies.

Please retain this supplement for future reference.